SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2004

QUANTA SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-13831 (Commission File No.)	74-2851603 (IRS Employer Identification No.)

1360 Post Oak Boulevard, Suite 2100
Houston, Texas 77056
(Address of principal executive offices, including ZIP code)

(713) 629-7600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     The following exhibits are furnished as part of this Current Report on Form 8-K, pursuant to Item 12:

Exhibit No.	Exhibit
99.1	Press Release of Quanta Services Inc. dated April 26, 2004

Item 12. Results of Operations and Financial Condition.

     On April 26, 2004, Quanta issued a press release announcing its revised loss per share estimate for the quarter ended March 31, 2004. A copy of the press release is furnished herewith as an exhibit.

     The information furnished in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” with the SEC and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2004
QUANTA SERVICES, INC.
	By:	/s/ DANA A. GORDON
		Name:	Dana A. Gordon
		Title:	Vice President - General Counsel

Exhibit Index

Exhibit No.	Exhibit
99.1	Press Release of Quanta Services Inc. dated April 26, 2004